LIBERTY FLOATING RATE FUND

           Supplement to January 1, 2001 Statement of Additional Information
                   (Replacing Supplements dated January 16, 2001)

The Fund's Statement of Additional Information is amended as follows:

1. The sub-caption Reinstatement Privilege under the caption PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES is revised as follows:

Reinstatement Privilege. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.


2. A Special Meeting of Shareholders of the Fund (Special Meeting) was held on December 27, 2000. At the Special Meeting, each of Richard W. Lowry, Salvatore Macera, William E. Mayer, John J. Neuhauser and Anne-Lee Verville were elected as new Trustees of the Fund. Set forth below is information on each of the new Trustees:

                                       Position held
Name, Age; Address                     With the Trust           Principal occupation(s) during past five years
------------------                     --------------           ----------------------------------------------

Richard W. Lowry, 64                      Trustee           Private Investor since 1987 (formerly Chairman and
10701 Charleston Drive                                      Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                        (building products manufacturer)).


Salvatore Macera, 69                      Trustee           Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                         President and Director of Itek Corporation
New Seabury, MA  02649                                      (electronics)).



                                       Position held
Name, Age; Address                     With the Trust           Principal occupation(s) during past five years
------------------                     --------------           ----------------------------------------------
William E. Mayer(1), 60                   Trustee           Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                  capital) since 1998; Founding Partner, Development
New York, NY 10022                                          Capital LLC; Dean and Professor, College of Business
                                                            and Management,  University of Maryland prior
                                                            thereto; Director of Lee Enterprises
                                                            (print and on-line media), WR Hambrecht
                                                            + Co. (financial service provider), Systech Retail
                                                            Systems (retail industry technology provider).

John J. Neuhauser, 57                     Trustee           Academic Vice President and Dean of Faculties, Boston
84 College Road                                             College since August, 1999; Dean, Boston College
Chestnut Hill, MA 02467-3838                                School of Management prior thereto; Director of
                                                            Saucony, Inc. (athletic footwear).

Thomas E. Stitzel, 64                     Trustee           Business Consultant since 1999; Professor of Finance
2208 Tawny Woods Place                                      and Dean prior thereto, College of Business, Boise
Boise, ID  83706                                            State University prior thereto; Chartered Financial
                                                            Analyst.

Anne-Lee Verville, 54                     Trustee           Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                      (designer, importer and distributor of giftware and
Hopkinton, NH  03229                                        collectibles); Director of LearnSomething.com, Inc.
                                                            (online education products and services); author
                                                            and speaker on education systems needs; General
                                                            Manager, Global Education Industry
                                                            prior thereto (formerly President, Applications
                                                            Solutions Division, IBM Corporation
                                                            (global education and global applications)).


(1) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act) because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).

The Board of Trustees consists of the six new Trustees as well as the current Trustees, Ms. Kelly and Messrs. Hacker, Nelson and Theobald. Messrs. Bacon, Boyd and Cook did not stand for reelection and retired on December 27, 2000.

The following table sets forth the compensation paid to Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel in their capacities as Trustees of the Liberty Funds complex(2):

                                              Total Compensation From the Fund Complex Paid to the
  Trustee                                    Trustees for the Calendar Year Ended December 31, 2000
  -------                                    ------------------------------------------------------
  Mr. Lowry                                                         $ 99,000
  Mr. Macera                                                          98,000
  Mr. Mayer                                                          100,000
  Mr. Neuhauser                                                      101,210
  Mr. Stitzel                                                         97,000
  Ms. Verville                                                        94,667


(2) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment company portfolios in the Liberty Funds Group - Boston and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (together, the Fund Complex).

3. Fundamental Investment Restriction (5) under the caption INVESTMENT RESTRICTIONS was reclassified as "non-fundamental" by vote of the Fund's shareholders at the Special Meeting as adjourned January 25, 2001 and was subsequently amended to be included as non-fundamental policy (I) as follows:

     (I) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin).

4. Fundamental Investment Restriction (7) under the caption INVESTMENT RESTRICTIONS was modified by vote of the Fund's shareholders at the Special Meeting as adjourned January 25, 2001, as follows:

(7) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;




761-35/481G-0601                                                   June 18, 2001